SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC 20549


                             _________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                             _________________


                     Date of Report: December 12, 2002
                     (Date of earliest event reported)


                                   REFAC
             (Exact Name of Registrant as Specified in Charter)


         Delaware                         0-7704                  13-1681234
-------------------------------------------------------------------------------
(State or Other Jurisdiction of     (Commission File Number)     (IRS Employer
        Incorporation)                                           Identification
                                                                       No.)


                115 River Road, Edgewater, New Jersey 07020
                  (Address of Principal Executive Offices)


                               (201) 943-4400
            (Registrant's telephone number, including area code)



Item 5.  Other events

         The registrant has entered into an Amendment No.2 to the Agreement and Plan of Merger, dated as of December 12, 2002, with Palisade
Concentrated Equity Partnership, L.P. and Palisade Merger Corp. A copy of such amendment is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

                                 SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        REFAC

Date: December 16, 2002                 By:  /s/ Robert L. Tuchman
                                             -----------------------------
                                             Robert L. Tuchman
                                             Chief Executive Officer, President
                                             and General Counsel


                                  EXHIBITS

10.1 Amendment No.2 to the Agreement and Plan of Merger, dated as of December 12, 2002, by and among Palisade Concentrated Equity Partnership, L.P., Palisade Merger Corp. and Refac.

                                                                EXHIBIT 10.1

             AMENDMENT NO.2 TO THE AGREEMENT AND PLAN OF MERGER

         THIS AMENDMENT NO.2 TO THE AGREEMENT AND PLAN OF MERGER (this "Amendment") is dated as of December 12, 2002, by and among Palisade Concentrated Equity Partnership, L.P., a Delaware limited partnership ("Palisade"), Palisade Merger Corp., a Delaware corporation and a direct wholly-owned subsidiary of Palisade ("Merger Sub"), and Refac, a Delaware corporation (the "Company").


                            W I T N E S S E T H:
                            - - - - - - - - - -

         WHEREAS, Palisade, Merger Sub and the Company entered into an Agreement and Plan of Merger, dated as of August 19, 2002, which was amended pursuant to Amendment No. 1 to the Agreement and Plan of Merger, dated as of October 21, 2002 (as amended, the "Agreement");

         WHEREAS, pursuant to Section 9.04 of the Agreement, the Agreement may be amended by a written instrument duly executed by or on behalf of each party thereto; and

         WHEREAS, Palisade, Merger Sub and the Company desire to amend the Agreement on the terms hereinafter set forth.

         NOW, THEREFORE, Palisade, Merger Sub and the Company, intending to be legally bound, hereby agree to the following amendments to the
Agreement:

     1. Definitions. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

     2. Amendment to Section 9.01(b)(i) of the Agreement. Section 9.01(b)(i) of the Agreement shall be amended and restated in its entirety to read as follows:

               "at any time after March 31, 2003 (the "Termination Date"), the Merger shall not have been consummated on or prior to such date; provided that the right to terminate the Agreement pursuant to this Section 9.01(b)(i) shall not be available to any party whose breach of or failure to perform any provision of this Agreement results in the failure of the Merger to be consummated by such time;"

     3. Limited Effect. Except as expressly specified herein, the terms and provisions of the Agreement shall continue and remain in full force and effect and shall remain the valid and binding obligation of the parties thereto in accordance with its terms.

     4. Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

     5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware applicable to a contract executed and performed in such State without giving effect to the conflicts of laws principles thereof.


                           [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, each party hereto has caused this Amendment to be duly executed as of the day and year first above written.


                                     PALISADE CONCENTRATED EQUITY
                                           PARTNERSHIP, L.P.

                                     By: Palisade Concentrated Holdings, L.L.C.,
                                         General Partner


                                     By:  /s/ Steven Berman
                                         ------------------------------------
                                         Name:  Steven Berman
                                         Title: Member


                                     PALISADE MERGER CORP.


                                     By: /s/ Steven Berman
                                         ------------------------------------
                                         Name:  Steven Berman
                                         Title: President


                                     REFAC


                                     By: /s/ Robert L. Tuchman
                                         ------------------------------------
                                         Name:  Robert L. Tuchman
                                         Title: President and CEO